Employee Benefit Plans	12 Months Ended
Dec. 31, 2022
Postemployment Benefits [Abstract]
Employee Benefit Plans
The Company participates in a multiple employer defined contribution employee benefit plan covering substantially all employees with six months or more of service.  The Company matches a portion of the employees’ contributions and the plan has a discretionary profit sharing provision.  Total employer contributions were $357,000 and $328,000 for the years ended December 31, 2022 and 2021, respectively, which are included within Compensation and Employee Benefits within the Company's Consolidated Statements of Income.
The Company has an Employee Stock Purchase Plan (“ESPP”).  The ESPP allows employees of the Company to purchase stock quarterly through a payroll deduction at a discount calculated as 15% of the market value with a floor equal to the Company’s book value.  The ESPP, which was approved by stockholders in April 2018, became effective July 1, 2018. Participation in the ESPP is voluntary.  Employees are limited to investing $25,000 or 5% of their annual salary, whichever is lower, during the year.  There were no employee stock purchases during the year ended December 31, 2022.
In 2014, the Company implemented an Incentive Compensation Plan (the "Plan"). Incentive awards are based on the financial and operating performance of the Company as well as other participant specific objectives. The Plan allows employees of the Company to earn up to 7.5 days of their annual salary for successfully completing specific goals established by the participants and their respective supervisors plus an additional 2.5 days of their annual salary if the Company meets an annual predetermined net operating income amount determined by the Board of Directors.
In 2016, the Company implemented a Quarterly Branch Incentive Compensation Plan (the "Branch Incentive Plan"), and all branch employees were moved from the Plan to the Branch Incentive Plan. This plan is for retail branch employees only and pays incentive on a quarterly basis based on specific performance goals established for each branch location.
The Company also implemented an Incentive Compensation Plan for executive level officers (the "Executive Plan"). Under this plan, incentive awards are based on contributions to performance as measured by critical operating and financial ratios, and other participant specific objectives. The Company has to meet the annual predetermined net operating income amount determined by the Board of Directors for any incentive awards to be paid under the Executive Plan. If the Company does not meet the required net income amount, no incentives are paid regardless of the executive's performance on individual objectives or entity wide objectives.
Participation in the ESPP, the Plan, the Branch Incentive Plan and the Executive Plan is voluntary. During the years ended December 31, 2022 and 2021, the Company incurred expenses of $501,000 and $597,000, respectively, related to these incentive plans, which are included in Compensation and Employee Benefits within the Company's Consolidated Statements of Income.
Certain officers of the Company participate in a supplemental retirement plan.  These benefits are not qualified under the Internal Revenue Code and they are not funded.  During the years ended December 31, 2022 and 2021, the Company incurred expenses of $490,000 and $551,000, respectively, for this plan, which are included in Compensation and Employee Benefits within the Company's Consolidated Statements of Income.